Exhibit 99.1

Cree Completes Sale of its LED Business to SMART Global Holdings, Inc.

DURHAM, N.C., March 1, 2021 — Cree, Inc. (Nasdaq: CREE), the global leader in silicon carbide technology through its Wolfspeed® business, today announced that it has completed the previously announced sale of its LED Products business unit (“Cree LED”) to SMART Global Holdings, Inc. (Nasdaq: SGH) effective today. SMART will now license and incorporate the Cree LED brand name into the SMART portfolio of businesses, and Cree will change its corporate name to Wolfspeed later this year. Under the transaction terms Cree will receive up to $300 million, which consists of a $50 million cash payment at close and a $125 million seller note to be paid upon maturity in 2023. Cree also has the potential to receive an earn-out payment of up to $125 million based on the revenue and gross profit performance of Cree LED in the first full four quarters post-transaction close, also payable in the form of a three-year seller note.

“The completed sale of Cree LED represents a major milestone in our transformational journey, establishing the company as a pure-play global semiconductor powerhouse, well positioned to lead the industry transition from silicon to silicon carbide,” said Gregg Lowe, Cree CEO. “As industries across the globe look to increase efficiency and performance with smaller, more scalable power systems, this evolution sharpens our focus and strengthens our continued investments to capitalize on multi-decade growth opportunities for Wolfspeed silicon carbide and GaN solutions across EV, 5G and industrial applications.”

Cree continues to drive the industry transition from silicon to silicon carbide forward with its ongoing capacity expansion plans and technology leadership, including its materials factory at its North Carolina headquarters and its Mohawk Valley Fab construction in Marcy, N.Y., which upon completion will be the world’s largest silicon carbide manufacturing facility, as well as the world’s first 200-millimeter silicon carbide fabrication facility, with production expected to begin in 2022.

About Cree, Inc:
For more than 30 years, the company has served as the global leader in silicon carbide technology and production, leading the worldwide transition from silicon to silicon carbide. Customers leverage the Wolfspeed® product portfolio for disruptive technology solutions that support a more efficient, sustainable future including electric vehicles, fast charging, 5G, power supplies, renewable energy and storage, as well as aerospace and defense. Our people are dedicated to driving a significant shift in the technology sector and creating a global semiconductor powerhouse. For additional product and Company information, please refer to www.cree.com.

Forward Looking Statements:
This press release contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Cree’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as such as statements about the anticipated benefits of the divestiture transaction, and statements about our plans to increase our capacity, grow the Wolfspeed business and drive the industry transition from silicon to silicon carbide. Actual results could differ materially due to a number of factors, including but not limited to, risks associated with divestiture transactions generally, including issues, delays or complications in completing carveout activities to allow the LED Business to operate on a standalone basis after the closing, including incurring unanticipated costs to complete such activities;

the ability of the LED Business to generate sufficient revenue and gross profit in the first full four quarters post-transaction close to result in payment of the targeted earnout payment or any earnout payment above the minimum earnout payment; risks associated with integration or transition of the operations, systems and personnel of the LED Business, each, as applicable, within the term of the post-closing transition services agreement between SMART and Cree; unfavorable reaction to the LED Business Divestiture by customers, competitors, suppliers and employees; the risk that costs associated with the transaction will be greater than Cree expects; risks associated with construction of a new fabrication facility, including design and construction delays and cost overruns, issues in installing and qualifying new equipment and ramping production, poor production process yields and quality control, and potential increases to our restructuring costs; risks relating to the COVID-19 pandemic, the risk of new and different government restrictions that limit our ability to do business, the risk of infection in our workforce and subsequent impact on our ability to conduct business, the risk that our supply chain or customer demand may continue to be negatively impacted, the risk that the current outbreak or continued spread will lead to a global recession; price competition in key markets; the risk that we may experience production difficulties that preclude us from shipping sufficient quantities to meet customer orders or that result in higher production costs, lower yields and lower margins; our ability to lower costs; the risk that our results will suffer if we are unable to balance fluctuations in customer demand and capacity, including bringing on additional capacity on a timely basis to meet customer demand; the risk that longer manufacturing lead times may cause customers to fulfill their orders with a competitor's products instead; risks associated with the ramp-up of production of our new products, and our entry into new business channels different from those in which we have historically operated; the risk that we or our channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, which can result in increased inventory and reduced orders as we experience wide fluctuations in supply and demand; ongoing uncertainty in global economic conditions, infrastructure development or customer demand that could negatively affect product demand, collectability of receivables and other related matters as consumers and businesses may defer purchases or payments, or default on payments; risks resulting from the concentration of our business among few customers, including the risk that customers may reduce or cancel orders or fail to honor purchase commitments; the risk posed by managing an increasingly complex supply chain that has the ability to supply a sufficient quantity of raw materials, subsystems and finished products with the required specifications and quality; risks relating to confidential information theft or misuse, including through cyber-attacks or cyber intrusion; our ability to complete development and commercialization of products under development; the rapid development of new technology and competing products that may impair demand or render our products obsolete; the potential lack of customer acceptance for our products; the risk that our products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; and other factors discussed in our filings with the Securities and Exchange Commission (SEC), including our report on Form 10-K for the fiscal year ended June 28, 2020, and subsequent reports filed with the SEC. These forward-looking statements represent Cree's judgment as of the date of this release. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Cree disclaims any intent or obligation to update any forward-looking statements after the date of this release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Cree® and Wolfspeed® are registered trademarks of Cree, Inc.

Investor Relations Contact:
Tyler Gronbach
Cree, Inc.
VP, Investor Relations
919-407-4820

investorrelations@cree.com

Media Relations Contact:
Claire Simmons
Cree, Inc.
Director of Public Relations
csimmons@cree.com
919-407-7844